UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                           FORM 8-K/A
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 2001









                      D'ANGELO BRANDS, INC.
     (Exact name of registrant as specified in its charter)

Nevada                   000-29477               87-0636386
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
Organization)           File Number)    Identification No.)
pre-merger)


14 Brewster Court, Brampton, Ontario Canada              L6T 5B7
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(Address of principal executive offices)              (Zip Code)

                         (905) 794-0335
       Registrant's telephone number, including area code

                        Playandwin, Inc.
                         7050 Weston Rd.
                 Vaughn, Ontario Canada L4L 8G7
(Former Name and/or Former Address, if Changed Since Last Report)



ITEM 5.   OTHER INFORMATION

Pursuant  to the Share Exchange between the Company and  D'Angelo
Brands Ltd. (Canada), the Company has adopted the fiscal year end of D'Angelo Brands Ltd. of April 30.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           D'Angelo Brands, Inc.


                           By: /s/ Frank D'Angelo
                              Frank D'Angelo, President

                           Date: February 13, 2002